1
EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I,
Charles
D.
Knight,
Executive
Vice
President,
Chief
Financial
Officer
of
The
Cato
Corporation
(the
“Company”), certify,
pursuant to
Section 906 of
the Sarbanes-Oxley
Act of
2002, 18
U.S.C. Section 1350,
that on the date of this
Certification:
1.
the Form 10-Q of
the Company
for the quarter
ended August
1, 2026 (the
“Report”) fully
complies with
the requirements of Section 13(a)
or 15(d) of the Securities Exchange Act
of 1934; and
2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 27, 2026
/s/ Charles D. Knight
Charles D. Knight
Executive Vice President
Chief Financial Officer